UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

Life360, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56424	26-0197666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 South Norfolk Street, Suite 310

San Mateo, CA 94403

(Address of principal executive offices, including zip code)

(415) 484-5244

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 of this Current Report on Form 8-K (this “Report”) below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Report below, Life360, Inc. (the “Company”) held its 2024 annual meeting of stockholders on May 29, 2024 (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s board of directors (the “Board”), the Company’s stockholders approved certain amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to (i) increase the number of authorized shares of common stock from 100,000,000 to 500,000,000, (ii) limit the monetary liability of certain officers of the Company for breaches of fiduciary duties in certain actions, as permitted by Delaware law, and (iii) provide for an exclusive federal forum for claims asserted under the U.S. Securities Act of 1933, as amended (the “Securities Act”). Following the Annual Meeting, on May 31, 2024, the Company filed the amendments to the Certificate of Incorporation as well as a Restated Certificate of Incorporation (the “Restated Certificate”), which integrates the amendments to the Certificate of Incorporation approved by the Company’s stockholders at the Annual Meeting.

Additionally, on May 29, 2024, the Board approved amendments to the Company’s Amended and Restated Bylaws (“Bylaws”), which would become effective in connection with an initial public offering, to, among other things (i) conform certain provisions to the current versions of the relevant provisions under Delaware General Corporation Law, including with respect to notice of stockholder meetings, adjournments of stockholder meetings and setting the record date, (ii) allow the Board to delegate the ability to fix the place of stockholder meetings, (iii) specify the authority of the chair of stockholder meetings, (iv) implement procedural requirements that stockholders seeking to call a special meeting must satisfy, such as requiring a stockholder to first request the board fix a record date to determine stockholders entitled to submit special meeting requests and requiring stockholders to include in a special meeting request information regarding the stockholder and any proposed business or nomination to be considered at the requested special meeting, (v) include procedures for stockholder director nominations and proposals for business at an annual meeting, including the adoption of updated advance notice requirements, (vi) clarify provisions and address inconsistencies between similar provisions, and (vii) modernize the provisions related to indemnification and advancement, including by limiting the class of mandatory indemnitees, clarifying the scope of indemnification, and providing the Board a sufficient opportunity to consider indemnification claims.

The preceding descriptions of the amendments to the Certificate of Incorporation and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the Restated Certificate and the Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 29, 2024, Board approved an amended code of conduct applicable to all of the Company’s personnel, including employees, officers and directors (the “Code of Conduct”), which would become effective in connection with an initial public offering. A copy of the amended Code of Conduct will be posted on the Company’s website at www.life360.com upon effectiveness. The reference to the Company’s website address does not constitute incorporation by reference of the information contained at or available through the Company’s website, and you should not consider it to be a part of this Report.

The foregoing description of the Code of Conduct does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Conduct, which is filed as Exhibit 14.1 to this Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders;

On May 29, 2024, the Company held its Annual Meeting. Present at the Annual Meeting virtually or by proxy were the holders of 49,310,867 shares of common stock of the Company, representing approximately 71% of the 69,451,629 shares of common stock outstanding as of the close of business on April 9, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on eighteen proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 16, 2024 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results.

1.	The stockholders elected the following three Class II directors to hold office until the Company’s 2027 annual meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Uncast*
Brittany Morin	43,820,341	4,973,669	—	516,857
James Synge	42,310,665	5,762,136	—	1,238,066
David Wiadrowski	43,672,188	4,910,043	—	728,636

2.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$1,200,000 (at the time of the grant) and performance restricted stock units to acquire shares of common stock up to a maximum value of US$3,600,000 (at the time of the grant) to Chris Hulls on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
24,680,479	20,374,690	58,969	—	4,196,729

*	Includes shares underlying votes that were not cast or that were disregarded, including pursuant to ASX Listing Rule 14.11.1, as further described in the Proxy Statement.

3.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$204,500 (at the time of the grant) to John Philip Coghlan on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
43,369,789	1,591,893	84,252	—	4,264,933

4.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$175,500 (at the time of the grant) to Brit Morin on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,194,690	775,746	855,845	—	3,484,586

5.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$176,000 (at the time of the grant) to James Synge on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,184,303	775,746	866,232	—	3,484,586

6.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$177,000 (at the time of the grant) to Mark Goines on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,152,810	775,728	304,985	—	4,077,344

7.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$185,000 (at the time of the grant) to David Wiadrowski on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,121,002	775,772	149,161	—	4,264,932

8.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$170,000 (at the time of the grant) to Randi Zuckerberg on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,121,062	809,355	115,517	—	4,264,933

9.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$170,000 (at the time of the grant) to Alex Haro on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,129,009	776,138	140,787	—	4,264,933

10.

The stockholders approved the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$170,000 (at the time of the grant) to Charles “CJ” Prober on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,073,340	823,276	149,318	—	4,264,933

11.	The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
28,833,001	20,138,752	107,318	—	231,796

12.

The stockholders approved, on an advisory, non-binding basis, the frequency of soliciting a non-binding advisory vote on the compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Uncast*
43,323,926	980,542	2,785,351	827,998	1,393,050

13.

The stockholders ratified the selection by the audit and risk management committee of the Board of Deloitte & Touche, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
49,041,042	18,396	19,633	—	231,796

14.	The stockholders approved an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
43,874,453	5,204,619	—	—	231,795

15.	The stockholders did not approve an amendment to the Certificate of Incorporation to create a class of preferred stock. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
20,782,143	28,296,929	—	—	231,795

16.	The stockholders did not approve an amendment to the Certificate of Incorporation to amend authority to call a special meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
20,745,812	28,333,260	—	—	231,795

17.	The stockholders approved an amendment to the Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
44,865,228	4,145,640	—	—	299,999

18.

The stockholders approved an amendment to the Certificate of Incorporation to add a new provision that the sole and exclusive forum for the resolution of any complainant asserting a cause of action arising under the Securities Act shall be the federal district courts of the United States of America, unless the Company selects or consents in writing to the selection of an alternative forum. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
45,502,667	3,508,201	—	—	299,999

Item 7.01	Regulation FD Disclosure

We are furnishing this Item 7.01 of this Report in connection with the disclosure of information, in the form of the textual information from a PowerPoint presentation given during the Annual Meeting. Copies of the scripts used for the speeches of the Chairman and CEO and PowerPoint presentation at the Annual Meeting are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report.

The information in this Item 7.01 of this Report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Report will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

The text included with this Item 7.01 of this Report will be available on our website located at www.life360.com, although we reserve the right to discontinue that availability at any time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Life360, Inc.

3.2	Amended & Restated Bylaws of Life360, Inc.

14.1	Life360, Inc. Code of Conduct

99.1	Life360, Inc. Annual Meeting Chairman and CEO Speeches

99.2	Life360, Inc. Annual Meeting Presentation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE360, INC.

Dated: May 31, 2024	By:	/s/ Russell Burke
Russell Burke
Chief Financial Officer